UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2010
MIMEDX GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Livingston Court SE, Suite B Marietta, GA	30067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 384-6720
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
On October 26, 2010, MiMedx Group, Inc. issued a press release announcing its financial results for the third quarter. The release also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release issued by MiMedx Group, Inc. dated October 26, 2010
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.
Dated: October 26, 2010	By:	/s/: Michael J. Senken
Michael J. Senken, Chief Financial Officer